Financial Instrument Risk	12 Months Ended
Jun. 30, 2025
Financial Instruments [Abstract]
Financial Instrument Risk	Financial Instrument Risk
The Group is exposed to various risks in relation to financial instruments. The Group’s financial assets and liabilities by category are summarised in note 21. The main types of risks are foreign exchange risk, interest rate risk, credit risk and liquidity risk.
The Group’s risk management is coordinated at its headquarters, in close cooperation with the Board, and focuses on actively securing the Group’s short to medium-term cash flows by minimising the exposure to financial markets.
The Group does not actively engage in the trading of financial assets for speculative purposes nor does it write options.
Foreign Currency Sensitivity
The Group is exposed to translation and transaction foreign currency exchange risk. Several other currencies in addition to the presentation currency of Sterling are used, including Romanian Lei (RON), Euro (EUR) and US Dollars (USD).
In the fiscal year ended 30 June 2025, 29.3% of our sales were denominated in the British Pound, 43.4% of our sales were denominated in U.S. dollars, 19.2% were denominated in Euros and the balance was in other currencies. Conversely, during the same time period, 45.6% of our expenses were denominated in Euros (or in currencies that largely follow the Euro, including the RON) and 21.4% in U.S. dollars. As a result, strengthening of the Euro relative to the British Pound and weakening of the U.S. dollar relative to the British Pound present the most significant risks to us. Any significant fluctuations in currency exchange rates may have a material impact on our business.
The Group experiences currency exchange differences arising upon retranslation of monetary items (primarily short-term inter-company balances and borrowings), which are recognised as an expense in the period the difference occurs. The Group endeavours to match the cash inflows and outflows in the various currencies; the Group typically invoices its clients in their local currency and pays its local expenses in local currency as a means to mitigate this risk.
Foreign currency denominated financial assets and liabilities which expose the Group to currency risk are disclosed below. The amounts shown are translated into GBP at the closing rate:

30 June 2025	GBP £‘000	EUR £‘000	USD £‘000	RON £‘000	Others £‘000	TOTAL £‘000
Financial assets	111,397	26,699	43,278	4,715	48,937	235,026
Financial liabilities	(195,452)	(5,448)	(27,671)	(45,562)	(30,584)	(304,717)
Total	(84,055)	21,251	15,607	(40,847)	18,353	(69,691)

30 June 2024 (Restated) (1)	GBP £‘000	EUR £‘000	USD £‘000	RON £‘000	Others £‘000	TOTAL £‘000
Financial assets	96,586	35,278	46,851	2,300	46,108	227,123
Financial liabilities	(163,168)	(7,083)	(49,074)	(52,325)	(34,888)	(306,538)
Total	(66,582)	28,195	(2,223)	(50,025)	11,220	(79,415)
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details).
The Group is also exposed to exchange differences arising from the translation of its subsidiaries' financial statements into the Group's presentation currency of Sterling with the corresponding exchange differences taken directly to equity. For some of the subsidiaries net investment hedge accounting is used to hedge foreign currency risk of the retranslation of net investments in currencies other than the Group’s functional currency. In 2024 and 2025 the hedge was tested for effectiveness, concluded to be 100% effective and as per the Group accounting policy the results were recognised in other comprehensive income.
The following tables illustrate the sensitivity of profit and equity in regard to the Group’s financial assets and financial liabilities and the US dollars/Sterling exchange rate. The US dollars exposure impacts the Group’s cost base due to its operations in U.S. Therefore as the Sterling strengthens, subject to any prevailing hedge arrangements, the Group benefits from a cost improvement and vice versa. The impact of foreign current sensitivity between GBP and Euros, has not been disclosed on the basis that the impact of any reasonable change in exchange rates is not material.
During the year ended 30 June 2025, the Sterling/US dollar volatility ranged from the US Dollar strengthening against Sterling by 6% to weakening by 6%.

	GBP/USD	Profit impact £’000	Equity impact £’000
30 June 2025	6%	1,066	7,532
30 June 2025	(6)%	(1,073)	(7,577)
During the year ended 30 June 2024, the Sterling/US dollar volatility ranged from the US Dollar strengthening against Sterling by 4% to weakening by 4%.

	GBP/USD	Profit impact £’000	Equity impact £’000
30 June 2024	4%	383	3,526
30 June 2024	(4)%	(375)	(3,458)
Interest Rate Sensitivity
At 30 June 2025, the Group is exposed to changes in market interest rates through bank borrowings on its Revolving Credit Facility at variable interest rates.
The revolving credit facility bears interest based on SONIA, EURIBOR and SOFR plus a variable margin. Changes in the applicable rate result in fluctuations in the required cash flows to service this debt. For example, a 1% (one hundred basis points) increase in the applicable market interest rate would result in an additional £3.5 million in interest expense if the maximum borrowable amount under the revolving credit facility was outstanding for the entire fiscal year.
No interest rate sensitivity analysis has been disclosed for interest income earned on cash deposits, on the basis that any reasonable possible changes in interest rates would not lead to a material difference in the interest income recognised.

We do not enter into investments for trading or speculative purposes and have not used any derivative financial instruments to manage our interest rate risk exposure.
Credit Risk Analysis
Credit risk is the risk that a counterparty fails to discharge an obligation to the Group. The Group is exposed to this risk for various financial instruments, including trade receivables. The Group’s maximum exposure to credit risk is limited to the carrying amount of financial assets recognised at 30 June, as summarised below:

	2025 £’000	2024 £'000 (Restated)(2)
Trade receivables	£151,199	£149,855
Accrued income	23,973	14,194
Other financial assets	509	716
Cash and cash equivalents	59,345	62,358
Total	£235,026	£227,123
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details).
The Group monitors defaults of clients and other counterparties, identified either individually, or by group, and incorporates this information into its credit risk controls. Where available at reasonable cost, external credit ratings and/or reports on clients and other counterparties are obtained and used.
In respect of trade and other receivables, the Group is not exposed to any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics.
The Group’s trade receivables are from a large number of clients in various industries and geographical areas. Based on historical information about client default rates, management consider the credit quality of trade receivables that are not past due or impaired to be good.
The credit risk for cash and cash equivalents is considered negligible, since the counterparties are reputable banks with high quality external credit ratings.
Liquidity Risk Analysis
The Group manages its liquidity needs by monitoring scheduled debt servicing payments for long-term financial liabilities as well as forecast cash inflows and outflows due in day-to-day business. The data used for analysing these cash flows is consistent with that used in the contractual maturity analysis below. Liquidity needs are monitored in various time bands, on a day-to-day and week-to-week basis, as well as on a longer-term basis. Net cash requirements are compared to available borrowing facilities in order to determine headroom or any shortfalls. This analysis shows that available borrowing facilities are expected to be sufficient over the lookout period.
The Group’s objective is to maintain cash and marketable securities to meet its liquidity requirements for 30‑day periods at a minimum. This objective was met for all of the reporting periods presented.
The Group considers expected cash flows from financial assets in assessing and managing liquidity risk, in particular its cash resources and trade receivables. The Group’s existing cash resources and trade receivables exceed the current cash outflow requirements. Cash flows from trade and other receivables are all contractually due within six months.
As at 30 June 2025, the Group’s non-derivative financial liabilities had contractual maturities (including interest payments where applicable) as summarised below:

30 June 2025	Current 0 - 6 months £’000	Current 6 - 12 months £’000	Non-Current 1 - 5 years £’000	Non-Current +5 years £’000
Revolving credit facility	£4,426	£4,354	£194,896	£—
Lease liabilities	7,289	6,372	32,897	4,579
Financial guarantees	696	832	2,890	158
Trade payables	7,849	—	—	—
Accruals	50,129	—	—	—
Client volume discounts/rebates	6,920	7,890	—	—
Deferred consideration	3,376	—	—	—
Contingent consideration	—	100	401	—
Total	£80,685	£19,548	£231,084	£4,737
The impact of discounting for deferred and contingent consideration is not material.
There were no forward foreign currency options in place at 30 June 2025.
As at 30 June 2024, the Group’s non-derivative financial liabilities had contractual maturities (including interest payments where applicable) as summarised below:

30 June 2024 (Restated) (1)	Current 0 - 6 months £’000	Current 6 - 12 months £’000	Non-Current 1 - 5 years £’000	Non-Current +5 years £’000
Revolving credit facility	£4,305	£4,235	£158,323	£—
Lease liabilities	7,124	7,326	39,000	10,487
Financial guarantees	3,414	680	1,673	222
Trade payables	10,976	—	—	—
Accruals	57,100	—	—	—
Client volume discounts/rebates	—	20,078	—	—
Deferred consideration	2,915	3,322	943	—
Contingent consideration	2,806	5,638	—	—
Total	£88,640	£41,279	£199,939	£10,709
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details). Off balance sheet financial guarantees were included in the list of financial liabilities.
The impact of discounting for deferred and contingent consideration is not material.